August 8, 1996

Rosenthal & Rosenthal, Inc.
1370 Broadway
New York, New York 10017

          The undersigned (and each, if more than one) refers to (i) his or her guaranty and related documents set forth on Schedule A annexed hereto (collectively, the "Individual Guarantees") in favor of Rosenthal & Rosenthal, Inc. ("Rosenthal") in connection with TDH Lafayette Industries, Inc. and its affiliates (collectively, the "Companies"), (ii) the letter agreement dated May 10, 1996 between Rosenthal and the Companies which provides, inter alia, that upon the unpaid balance of all Obligations of the Companies to Rosenthal being reduced to $500,000 or less (the "Balance"), the Companies would execute and deliver to Rosenthal a Term Note (the "Term Note") in the principal amount of the Balance, subject to Rosenthal having received, in form and substance satisfactory to it, individual guarantees substantially in the form of the Individual Guarantees, and (iii) the action by Rosenthal against each of the undersigned presently pending in the Supreme Court of the State of New York, County of New York (the "Action"). Capitalized terms used but not defined herein shall have the meanings set forth in the Guaranty Documents.

          In consideration of all loans and other financial accommodations heretofore advanced or provided by Rosenthal to the Companies, and in order to induce Rosenthal to accept the Term Note and to discontinue the Action without prejudice, and in lieu of providing new guaranty documents, the undersigned (and each, if more than one) agree as follows:

          1. The term "Obligations" as used in the Individual Guarantees shall mean and refer to all indebtedness, liabilities and obligations of the Companies under the Term Note;

          2. The Obligations (as defined above) shall be conclusively deemed (i) legal, valid, binding and fully enforceable Obligations of each of the Companies to Rosenthal, (ii) owing to Rosenthal pursuant to the terms of the Term Note without offset, defense or counterclaim. The undersigned waive and shall not in any action upon the Individual Guarantees assert, any defense based upon any claimed illegality, invalidity or unenforceability of the Obligations or the alleged availability of any offset or counterclaim.

          3. The waivers and consents set forth in the Individual Guarantees are fully applicable to the Individual Guarantees as modified hereby, and without limitation of such waivers and consents, shall apply to all matters relating to the Term Note and the several Individual Guarantees of each of the undersigned.

          4. The addresses set forth below under the signatures of the undersigned are the correct residence addresses of each of the undersigned.

          5. Except as modified hereby, the Individual Guarantees and all terms and provisions thereof shall remain in full force and effect in accordance with their respective terms. This letter agreement may be executed in one or more counterparts, which shall be binding upon the undersigned executing this letter agreement. Copies hereof, executed by Rosenthal shall be delivered to counsel to the Companies.

                                                 /s/ Robert Jessen
                                                     ---------------------
                                                     Robert Jessen
                                                     Address: 223-21 57th Avenue
                                                              Bayside, NY 11364

                                                /s/ Lucienne Jessen
                                                    ---------------------
                                                    Lucienne Jessen
                                                    Address: 223-21 57th Avenue
                                                             Bayside, NY 11364

                                                /s/ Colin Halpern
                                                    ---------------------
                                                    Colin Halpern
                                                    Address: 16 Woodland Road
                                                             New City NY 10956

                                                /s/ Gail Halpern
                                                    ---------------------
                                                    Gail Halpern
                                                    Address: 16 Woodland Road
                                                             New City NY 10956

                                                /s/ Nancy Gillon
                                                    ---------------------
                                                    Nancy Gillon
                                                    Address: 87 Stewart Street
                                                             Demarest, NJ 07627


AGREED:

ROSENTHAL & ROSENTHAL, INC.

By:
    -------------------------------
    Title: Sr. Vice President

                                   Schedule A

          Guarantees, each dated March 5, 1996, by Robert Jessen, in favor of Rosenthal, with respect to TDH Lafayette Industries, Inc. ("TDH"), Sunrise Displays, Inc. ("Sunrise"), Wood Techniques, Inc. ("WTI"), Sunbelt Fixtures, Inc. ("Sunbelt") and Ridgewood Displays, Inc. ("Ridgewood").

          Guarantees, each dated March 5, 1996, by Lucienne Jessen, in favor of Rosenthal, with respect to TDH, Sunrise WTI, Sunbelt, and Ridgewood; the two letters dated March 8, 1996, the Pledge Agreement dated March 5, 1996, the letter dated March 12, 1996 and the Rosenthal letter to Woodland Limited Partnership dated March 8, 1996.

          Guarantee and Waiver dated March 2, 1992 by Colin Halpern, in favor of Rosenthal, with respect to TDH.

          Guarantee and Waiver dated March 2, 1992, by Gail Halpern, in favor of Rosenthal with respect to TDH.

          Guarantee and Waiver dated March 11, 1992 by Nancy Gillon, in favor of Rosenthal with respect to TDH.

I, Steven Troup, certify that the signatures of Robert Jessen, Lucienne Jessen and Gail Halpern, contained on the annexed letter agreement dated August 8, 1996 with Rosenthal & Rosenthal, Inc. are the true and correct signatures of Robert Jessen, Lucienne Jessen, and Gail Halpern, and such persons did in fact sign the annexed document.

Signed: /s/ Steven Troup                              Date: August 8, 1996